UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

October 28, 2005

AEGIS ASSET BACKED SECURITIES CORPORATION (as Depositor under the Pooling and Servicing Agreement dated as of October 1, 2005, providing for the issuance of Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5)

         Aegis Asset Backed Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-124934	43-1964014
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3250 Briarpark, Suite 400, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  800-991-5625

                                 No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-124934) (the “Registration Statement”).  Pursuant to the Registration Statement, the Registrant issued $1,165,200,000 in aggregate principal amount of Class IA1, Class IA2, Class IA3, Class IA4, Class IIA, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class B3, Class B4 and Class B5 of Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5 on October 28, 2005.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated June 10, 2005, as supplemented by the Prospectus Supplement dated October 14, 2005 (collectively, the “Prospectus”), to file a copy of the Pooling and Servicing Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), attached hereto as Exhibit 4.1, dated as of October 1, 2005, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Wells Fargo Bank, N.A., as master servicer, securities administrator and custodian, Ocwen Loan Servicing, LLC, as servicer, MortgageRamp, Inc., as credit risk manager, and Wachovia Bank, National Association, as trustee. The “Certificates” consist of the following classes: Class IA1, Class IA2, Class IA3, Class IA4, Class IIA, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the “Trust Fund”), the assets of which consist primarily of (i) two pools of certain first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the “Mortgage Loans”) with an aggregate outstanding principal balance of approximately $1,155,003,696.34 as of October 1, 2005, (ii) approximately $44,996,305.28 in a pre-funding account and (iii) approximately $200,270.00 in a capitalized interest account together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Pooling and Servicing Agreement.

Item 9.01.  Financial Statements and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

4.1

Pooling and Servicing Agreement dated as of October 1, 2005, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Wells Fargo Bank, N.A., as master servicer, securities administrator and custodian, Ocwen Loan Servicing, LLC, as servicer,  MortgageRamp, Inc., as credit risk manager, and Wachovia Bank, National Association, as trustee.

99.1

Interim Subservicing Agreement dated as of October 1, 2005, by and between Ocwen Loan Servicing, LLC, as servicer, and Aegis Mortgage Corporation, as subservicer.

99.2

(i) Swap Agreement (FXNSC7516) dated as of October 28, 2005 (including ISDA Master Agreement, Schedule and trade confirm (by reference)), among Bear Stearns Financial Products Inc. and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5; (ii) Swap Agreement (FXNSC7481) dated as of October 28, 2005 (including ISDA Master Agreement, Schedule and trade confirm (by reference)), among Bear Stearns Financial Products Inc. and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5; (iii) Swap Agreement (FXNSC7513) dated as of October 28, 2005 (including ISDA Master Agreement, Schedule and trade confirm (by reference)), among Bear Stearns Financial Products Inc. and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5; (iv) Swap Agreement (FXNSC7514) dated as of October 28, 2005 (including ISDA Master Agreement, Schedule and trade confirm (by reference)), among Bear Stearns Financial Products Inc. and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5; and (v) Swap Agreement (FXNSC7515) dated as of October 28, 2005 (including ISDA Master Agreement, Schedule and trade confirm (by reference)), among Bear Stearns Financial Products Inc. and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5.

SIGNATURES

Pursuant to the  requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGIS ASSET BACKED SECURITIES

CORPORATION

By:  /s/ Pat Walden

Name:  Pat Walden

Title:    President

Dated: October 28, 2005

EXHIBIT INDEX

Exhibit No.

Description

4.1

Pooling and Servicing Agreement dated as of October 1, 2005, among Aegis Asset Backed Securities Corporation, as depositor, Aegis Mortgage Corporation, as seller, Wells Fargo Bank, N.A. as master servicer, securities administrator and custodian, Ocwen Loan Servicing, LLC, as servicer, MortgageRamp, Inc., as credit risk manager and Wachovia Bank, National Association as trustee.

99.1

Interim Subservicing Agreement dated as of October 1, 2005, by and between Ocwen Loan Servicing, LLC, as servicer, and Aegis Mortgage Corporation, as subservicer.

99.2

(i) Swap Agreement (FXNSC7516) dated as of October 28, 2005 (including ISDA Master Agreement, Schedule and trade confirm (by reference)), among Bear Stearns Financial Products Inc. and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5; (ii) Swap Agreement (FXNSC7481) dated as of October 28, 2005 (including ISDA Master Agreement, Schedule and trade confirm (by reference)), among Bear Stearns Financial Products Inc. and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5; (iii) Swap Agreement (FXNSC7513) dated as of October 28, 2005 (including ISDA Master Agreement, Schedule and trade confirm (by reference)), among Bear Stearns Financial Products Inc. and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5; (iv) Swap Agreement (FXNSC7514) dated as of October 28, 2005 (including ISDA Master Agreement, Schedule and trade confirm (by reference)), among Bear Stearns Financial Products Inc. and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5; and (v) Swap Agreement (FXNSC7515) dated as of October 28, 2005 (including ISDA Master Agreement, Schedule and trade confirm (by reference)), among Bear Stearns Financial Products Inc. and Supplemental Interest Trust, Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, Series 2005-5.